Earnings Per Share (EPS)	12 Months Ended
Dec. 31, 2012
Earnings Per Share (EPS) [Abstract]
Earnings Per Share (EPS)

18. Earnings per Share (“EPS”)

The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2010, 2011 and 2012, adjusted to give effect to the 10-for-1 reverse stock split that became effective on November 5, 2012, as discussed in Note 12:

Basic EPS – Class A Common Shares

The two class method EPS is calculated as follows:

	Years Ended December 31,
Numerators	2010	2011	2012
Net income / (loss)	$22,895,280	($283,498,759)	($17,557,125)
Less: Net (income) / loss attributable to non-vested share awards	(849,650)	7,644,949	444,326
Net income / (loss) attributable to common shareholders	$22,045,630	($275,853,810)	($17,112,799)

Denominators
Weighted average common shares outstanding, basic and diluted	4,981,272	5,793,792	6,035,910

Net income / (loss) per common share, basic and diluted:	$4.43	($47.61)	($2.84)

Weighted Average Shares – Basic - In calculating basic EPS, the Company includes the effect of vested share awards and Class A Common Shares issued for exercised stock option awards from the date they are issued or vested.

Weighted Average Shares – Diluted - In calculating diluted EPS, the Company includes the potential dilution that could occur if securities or other contracts to issue common stock were exercised. In calculating diluted EPS, the following dilutive securities are included in the shares outstanding unless their effect is anti-dilutive:

-Unvested share awards outstanding under the Company’s Stock Incentive Plan

-Class A Common Shares issuable upon exercise of the Company’s outstanding options

The Company excluded the dilutive effect of 2,800 (2010 and 2011: 2,800) stock option awards, and 58,335 (2010: 191,316 and 2011: 184,447) non-vested share awards in calculating dilutive EPS for its Class A Common shares as their effect was anti-dilutive.